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                                                                   Exhibit 10.14




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                          REGISTRATION RIGHTS AGREEMENT

                                 BY AND BETWEEN

                         HUTTIG BUILDING PRODUCTS, INC.

                                       AND

                               THE RUGBY GROUP PLC

                                   DATED AS OF

                                DECEMBER 16, 1999







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                          REGISTRATION RIGHTS AGREEMENT

         This Registration Rights Agreement (the "Agreement") is entered into as of December 16, 1999, between Huttig Building Products, Inc., a Delaware corporation (the "Company") and The Rugby Group PLC (the "Purchaser"), a company registered in England and Wales under company number 206971, with reference to the shares of common stock, $.01 par value (the "Common Stock") of the Company acquired on the date hereof by the Purchaser.

                  1. Certain Definitions.

         As used in this Agreement, the following terms shall have the following respective meanings:

                  "Affiliate" shall have the meaning set forth in Rule 12b-2 under the Exchange Act.

                  "Beneficial Ownership" shall have the meaning set forth in Rule 13d-3 under the Exchange Act.

                  "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

                  "DECS" shall have the meaning set forth in Section 3(a).

                  "DECS Offering" shall mean an offering of Registrable Securities exchangeable for debt securities of a Holder.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                  "Holder" shall mean (i) the Purchaser or (ii) any successor to or transferee of all of the Registrable Securities Beneficially Owned by the Purchaser on the date of such succession or transfer; provided, however, that no successor or transferee of all such Registrable Securities shall be deemed to be a Holder under this Agreement unless
         (a) such Registrable Securities constitute 10% or more of the Common Stock outstanding at the date hereof and (b) such successor or transferee agrees in writing to comply in all respects with the provisions of this Agreement.

                  "Initial Block" shall mean 3,273,212 Registrable Securities, as adjusted for stock splits, stock dividends or recapitalizations on or after the date hereof.

                  The terms "register", "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.


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                  "Registrable Securities" shall mean the Shares, but shall not include any Share (i) that has been registered and disposed of in accordance with a registration statement covering such security or (ii) that has been distributed to the public pursuant to Rule 144 (or any successor provision then in effect) under the Securities Act.

                  "Registration Expenses" shall mean all expenses incurred by the Company in connection with a registration under this Agreement, including, without limitation, all registration, qualification and filing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses, accounting fees incident to or required by any such registration and all internal expenses of the Company; provided, however, that Registration Expenses shall not include any Selling Expenses.

                  "Restricted Securities" shall mean the securities of the Company required to bear the legend set forth in paragraph (a) of
         Section 19 hereof.

                  "Rights Agreement" shall mean the Rights Agreement dated as of December 6, 1999 between the Company and ChaseMellon Shareholder Services, L.L.C., as rights agent.

                  "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                  "Selling Expenses" shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the Shares included in a registration by the Holder and all fees and disbursements of counsel for the Holder.

                  "Shares" shall mean the 6,546,424 shares of Common Stock acquired by the Purchaser on the date hereof, as adjusted for stock splits, stock dividends, or recapitalizations on or after the date hereof.

                  "Shelf Registration Statement" shall mean the registration statement effecting the registration required by Section 4(a).

                  "Standstill Period" shall have the meaning set forth in
         Section 17.

                  "Underwritten Offering" shall mean a sale of securities of the Company to an underwriter or underwriters for re-offering to the public, which shall include a road show and other customary selling efforts.

                  "Voting Securities" means the Common Stock and any other securities issued by the Company having the power to vote in the election of directors of the Company.



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         2. Notice of Proposed Transfers. Prior to any proposed sale, assignment, transfer or pledge of any Restricted Securities, unless there is in effect a registration statement under the Securities Act covering the proposed transfer, the Holder shall give written notice to the Company of its intention to effect such transfer, sale, assignment or pledge. Each such notice shall describe the manner and circumstances of the proposed transfer, sale, assignment or pledge in sufficient detail, and shall be accompanied by a written opinion of legal counsel who is, and whose legal opinion shall be, reasonably satisfactory to the Company, addressed to the Company, to the effect that the proposed transfer of the Restricted Securities may be effected without registration under the Securities Act, whereupon the Holder will be entitled to transfer such Restricted Securities in accordance with the terms of its notice to the Company. The Company will not require such a legal opinion in any transaction that complies with Rule 144 (other than in cases where applicability of Rule 144(k) is asserted). Each certificate evidencing the Restricted Securities transferred as above provided shall bear, except if such transfer is made pursuant to Rule 144, the appropriate restrictive legend set forth in Section 20 below, except that such certificate shall not bear such restrictive legend if in the opinion of counsel for the Holder and the Company such legend is not required in order to establish compliance with any provisions of the Securities Act. The Holder will cause any proposed purchaser, assignee, transferee or pledgee of Restricted Securities to agree to take and hold such Restricted Securities subject to the provisions of this Section 2. The holder of each certificate representing Restricted Securities by acceptance thereof agrees to comply in all respects with the provisions of this Section 2.

         3. Registration of Initial Block.

                  (a) If requested in writing by the Purchaser, not later than the 120th day after the date hereof, the Company shall file a registration statement on Form S-1(i) covering the sale of at least the Initial Block by the Purchaser in a firm commitment Underwritten Offering or (ii) covering the distribution of all of the Registrable Securities in exchange for debt securities of the Purchaser ("DECS"). The Company shall use all reasonable efforts to have such registration statement declared effective so as to permit the offer and sale of the Initial Block or the commencement of the DECS Offering, as the case may be, as soon as practicable on or after the 180th day hereafter and to keep such registration statement effective (x) in the case of the Underwritten Offering for 60 days or, if earlier, until the date on which the entire Initial Block has been sold or (y) in the case of the DECS Offering, for three years or, if earlier, the date that all the Shares registered for exchange pursuant to the DECS have been so exchanged..

                  (b) If the portion, if any, of the Initial Block not sold in the Underwritten Offering provided for in Section 3(a) constitutes more than 2% of the outstanding shares of Common Stock at the date hereof, the Company shall, if requested in writing by the Purchaser prior to the twelfth full calendar month after the date hereof, file as soon as practicable (but no later than 30 days after the date of such request) a registration statement on Form S-1 covering the sale by the Purchaser in a firm commitment Underwritten Offering of at least those Registrable Securities constituting that portion of the Initial Block not sold in the Underwritten Offering provided in Section 3(a); provided, however, that the Company may, in its sole and



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absolute discretion, delay the filing of the registration statement under this
Section 3(b) for up to 120 days.

                  (c) Neither the Company nor any other Company shareholder shall have the right to include securities in the registration statement filed pursuant to Section 3(a) or Section 3(b) without the Purchaser's consent. Prior to the earlier to occur of (i) the sale or other disposition of the entire Initial Block by the Purchaser and (ii) the second anniversary hereof, the Company will not cause to be offered or sold in a public offering any newly issued Common Stock or securities convertible or exchangeable for Common Stock, other than offers or sales (x) solely to employees or directors, (y) pursuant to a dividend reinvestment plan or (z) in a business combination transaction meeting the criteria set forth in the parenthetical included in the following sentence; provided, however, that no more than $15 million in aggregate offering price of Common Stock issued in any one business combination transaction shall be permissible under this subsection (z). Prior to the earlier to occur of (i) the completion of the Underwritten Offering provided in Section 3(a) and (ii) 270 days from the date of this Agreement, the Company will not cause to be offered or sold in a private offering in connection with a business combination transaction (including, without limitation, offers or sales in a business combination transaction that would otherwise qualify as a private placement of securities under Section 4(2) of the Securities Act and are issued pursuant to a shelf registration statement on Form S-4 (or any successor form)) any newly issued Common Stock or securities convertible or exchangeable for Common Stock.

         4. Shelf Registration Statement.

                  (a) If, after the twelfth full calendar month after the date hereof, the Company receives from the Holder a written request that the Company effect a shelf registration with respect to the Registrable Securities, the Company will within 60 days after such request file with the Commission a registration statement on Form S-3 (or Form S-1 if Form S-3 is not then available to the Company) and shall use all reasonable efforts to have such registration statement declared effective in such form as would permit the sale and distribution of the Registrable Securities then held by the Holder pursuant to Rule 415 under the Securities Act, and to keep such registration statement effective until the date the Registrable Securities then Beneficially Owned by the Holder constitute less than 10% of the then outstanding Common Stock.

                  (b) Subject to compliance with Section 5 hereof, the Holder shall be entitled to an aggregate of two Underwritten Offerings and/or DECS Offerings in connection with a registration under Section 4(a); provided, however, that if the Company has effected a registration pursuant to Section 3(b) then the Holder shall be entitled to only one Underwritten Offering or DECS Offering in connection with a registration under Section 4(a). Otherwise, the distribution of Registrable Securities pursuant to a registration under Section 4(a) shall be effected, from time to time or at one time, only by or through such investment banking firm or firms (acting as broker, dealer, agent, principal or otherwise) as may be reasonably acceptable to the Holder and the Company.



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                  (c) At least five days prior to any sale of Registrable
Securities pursuant to a registration under Section 4(a) (other than a sale in an Underwritten Offering or a DECS Offering), the Holder shall advise the Company in writing of the terms of its arrangements, if any, with any investment banking firm or firms agreed upon in accordance with Section 4(b), including the capacity in which such firm or firms will act, the proposed manner of distribution of the Registrable Securities and compensation terms.

         5. Underwritten Offerings and DECS Offerings.

                  (a) If the Company receives from the Holder a written notice that the Holder desires to effect a distribution of a number of Registrable Securities having a market value on the date of such notice of at least $20,000,000 in an Underwritten Offering or DECS Offering pursuant to the Shelf Registration Statement, the Company shall file with the Commission within 60 days after such notice (but, in the case of a DECS Offering, not before the date a registration statement for the debt securities of the Holder is filed) a prospectus supplement that satisfies the requirements of Rule 424 under the Securities Act or a post-effective amendment to the Shelf Registration Statement so as to permit the sale of such Registrable Securities in an Underwritten Offering or the offering of such Registrable Securities in a DECS Offering. Notwithstanding the foregoing, the Company will not be obligated to effect an Underwritten Offering or a DECS Offering under the Shelf Registration Statement:

                           (i)      If, at such time as a notice of an
                                    Underwritten Offering or DECS Offering is delivered to the Company pursuant to this
                                    Section 5(a), (A) the Company has effected
                                    (x) a registration pursuant to Section 3(a) or Section 3(b) or an Underwritten Offering or DECS Offering under the Shelf Registration Statement within the four month period prior to its receipt of such notice or (y) three Underwritten Offerings and/or DECS Offerings (including registrations pursuant to Section 3(a) and Section 3(b)) or (B) a Holder has withdrawn a prior request for an Underwritten Offering or DECS Offering within the four month period prior to the Company's receipt of such notice. For purposes of Section 4(b) and this subsection
                                    (a)(ii), an Underwritten Offering shall be deemed to be effected upon the sale of any Registrable Securities therein, a DECS Offering shall be deemed to be effected upon the sale of any debt securities for which the Registrable Securities are exchangeable, and any request for an Underwritten Offering or DECS Offering that is withdrawn prior to the sale of Registrable Securities or debt securities therein, as the case may be, nonetheless shall be deemed to be



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                                    an Underwritten Offering or DECS Offering,
                                    as the case may be;

                           (ii) During the period starting with the date 60 days prior to the filing of, and ending on a date 90 days following the effective date of, a registration statement filed by the Company as permitted by this Agreement (other than a registration statement relating to a business combination transaction, an offering solely to employees or directors or pursuant to a dividend reinvestment plan or any other registration which is not appropriate for the registration of Shares); or

                           (iii) For a period of up to 30 days if the Company's Board of Directors determines that such a delay would be in the best interests of the Company and its shareholders; provided, however, that no such delay shall occur more than once within any twelve month period.

                  (b) The Company and the Company's other shareholders shall have the right to include shares of Common Stock in any Underwritten Offering effected pursuant to the Shelf Registration Statement, subject to the provisions of Section 6.

         6. Underwriting. If the Holder proposes to distribute Registrable Securities registered pursuant to the Shelf Registration Statement by means of an Underwritten Offering or a DECS Offering, and in connection with a registration effected pursuant to Section 3, the Company and the Holder (and any other holder of Common Stock participating in an Underwritten Offering) shall enter into an underwriting agreement in customary form with the managing underwriter or underwriters selected for such underwriting (i) by the Company in the case of an Underwritten Offering (which managing underwriter(s) each shall be a nationally recognized investment banking firm reasonably acceptable to the Holder) or (ii) by the Holder in the case of a DECS Offering (which managing underwriter(s) each shall be a nationally recognized investment banking firm reasonably acceptable to the Company). Notwithstanding any other provision of Sections 3, 4 or 5, if the lead managing underwriter advises the Holder and the Company in writing on or before the date five days prior to the date then scheduled for such offering that, in its opinion, the amount of Common Stock to be included in such offering exceeds the amount which can be sold in such offering without adversely affecting the distribution of the Common Stock being offered, then such offering will include only the amount of Common Stock that the lead managing underwriter has so advised can be sold in such offering; provided, however, that the Company shall be required to include first in an Underwritten Offering pursuant to the Shelf Registration Statement all Registrable Securities requested to be included by the Holder.




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         7. Incidental Registration.

                  (a) Notice of Registration. If, at any time or from time to time (x) prior to the fifth anniversary of the date hereof and (y) after the fifth anniversary of the date hereof if the Holder is not then eligible to sell Registrable Securities pursuant to Rule 144(k) under the Securities Act, the Company shall determine to register any of its Common Stock for sale in an Underwritten Offering, either for its own account or the account of a security holder or holders (other than the Holder) exercising their respective demand registration rights as permitted by this Agreement, other than a registration relating to a business combination transaction or an offering solely to employees or directors or pursuant to a dividend reinvestment plan, the Company will promptly give to the Holder written notice thereof, and include in such registration (subject to Section 7(b)) all the Registrable Securities specified in a written request made by the Holder within ten days after its receipt of such written notice from the Company. The right of the Holder to have Registrable Securities included in a registration pursuant to this Section 7(a) shall be conditioned upon its entering into (together with the Company and the other holders distributing their securities through such underwriting) an underwriting agreement in customary form with the managing underwriter or underwriters selected for such underwriting by the Company (or by the shareholders who have demanded such registration). The registration rights granted pursuant to the provisions of this Section 7(a) shall be in addition to the registration rights granted pursuant to the other provisions of this Agreement.

                  (b) If the lead managing underwriter of an offering covered by
Section 7(a) shall advise the Company in writing (with a copy to the Holder) on or before the date five days prior to the date then scheduled for such offering that, in its opinion, the amount of Common Stock (including Registrable Securities) requested to be included in such registration exceeds the amount which can be sold in such offering without adversely affecting the distribution of the Common Stock being offered, then (i) prior to the earlier to occur of the second anniversary of this Agreement and the date on which the Registrable Securities then Beneficially Owned by the Holder constitute less than 10% of the outstanding Common Stock at the date hereof (the "Threshold Date") the Company
(A) in a registration for its own account, will include in such registration, first, any shares proposed to be offered by the Company; second, Registrable Securities requested to be registered by the Holder; and third, the other shares requested to be included in such registration that the Company is so advised can be sold in such offering and (B) in a registration for the account of a security holder or holders other than the Holder exercising its or their respective demand registration rights to the extent permitted by this Agreement, will include in such registration, first, any shares requested to be registered by the requesting security holder or holders; second, any shares (or, in the case of the Holder, Registrable Securities) proposed to be offered by the Company and the Holder, allocated evenly between the Company and the Holder; and third, the other shares requested to be included in such registration that the Company is so advised can be sold in such offering, allocated, if necessary, pro rata among the holders thereof requesting such registration on the basis of the number of the shares Beneficially Owned at the time by the holders requesting inclusion of their shares and (ii) from and after the Threshold Date, the Company will include shares of Common Stock (including Registrable Securities) in the same order of priority set forth in subsection (i) of this Section 7(b), except that Registrable Securities shall be included in any such registration on a parri passu basis with any



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holders of Common Stock including shares in such registration by reason of their exercise of incidental registration rights (allocated, if necessary, pro rata among the holders (including the Holder) thereof requesting such registration on the basis of the number of the shares (including Registrable Securities) Beneficially Owned at the time by the holders (including the Holder) requesting inclusion of their shares; provided, however, that in the event the Company will not, by virtue of this paragraph, include in any such registration all of the Registrable Securities requested to be included in such registration, the Holder may, upon written notice to the Company given within three days of the time the Holder first is notified of such matter, reduce the amount of Registrable Securities it desires to have included in such registration, whereupon only the Registrable Securities, if any, it desires to have included will be so included.

                  (c) The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 7 prior to the effectiveness of such registration whether or not a Holder has elected to include Registrable Securities in such registration.

         8. Expenses of Registration. All Registration Expenses incurred in complying with Section 3, Section 4 and Section 7 hereof shall be borne by the Company. Notwithstanding the foregoing, any registration, qualification and filing fees that relate to Shares in respect of which the Company has previously paid a registration, qualification or filing fee shall be borne by the Holder. All Selling Expenses shall be borne by the Holder.

         9. Indemnification.

                  (a) The Company will indemnify to the fullest extent permitted by law the Holder, each of its officers, directors, affiliates, employees, advisors and agents and each person controlling the Holder within the meaning of
Section 15 of the Securities Act, with respect to which registration has been effected pursuant to this Agreement, against all expenses, claims, losses, damages or liabilities (or actions in respect thereof), including reasonable costs of investigation and any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act or any other federal, state or common law rule or regulation applicable to the Company in connection with any such registration, and the Company will reimburse the Holder, each of its officers, directors, affiliates, employees, advisors and agents and each person controlling the Holder, for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action; provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by the Holder or other such person and stated to be specifically for use therein.



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                  (b) The Holder will, if Shares held by it are included in the securities as to which such registration is being effected, indemnify the Company, each of its directors, officers, affiliates, employees, advisors and agents, each underwriter, if any, of the Company's securities covered by such a registration statement and each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading and will reimburse the Company, each underwriter and such directors, affiliates, officers, employees, advisors, agents and control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by the Holder and stated to be specifically for use therein; provided, however, that the obligation of the Holder shall be limited to an amount equal to the net proceeds to the Holder from Shares sold in connection with such registration.

                  (c) Each party entitled to indemnification under this Section 9 (the "Indemnified Party") shall give written notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, unless (i) the Indemnifying Party fails to assume the defense of such action with counsel satisfactory to the Indemnified Party in its reasonable judgment or (ii) the named parties to any such actions (including any impleaded parties) have been advised by counsel that either (A) representation of the Indemnified Party and the Indemnifying Party by the same counsel would otherwise be inappropriate under applicable standards of professional conduct or (B) there may be one or more legal defenses available to the Indemnified Party that are different from or additional to those available to the Indemnifying Party, in which event the Indemnifying Party shall pay for one counsel (and any necessary additional local counsel) for the Indemnified Party; and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement unless the failure to give such notice is materially prejudicial to an Indemnifying Party's ability to defend such action. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation.



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                  (d) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which any holder of Shares exercising rights under this Agreement, or any officer, director, affiliate, employee, advisors, agent or controlling person of any such holder, makes a claim for indemnification pursuant to this Section 9 but it is determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 9 provides for indemnification in such case, then, the Company and the Holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that the Holder is responsible for the portion represented by the percentage that the public offering price of its Shares offered by the registration statement bears to the public offering price of all securities offered by such registration statement; and the Company is responsible for the remaining portion; provided, however, that, in any such case, (A) the Holder will not be required to contribute any amount in excess of the net proceeds to the Holder from the sale of Shares offered by it pursuant to such registration statement; and (B) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         10. Certain Restrictions.

                  (a) The Company will not grant registration rights with respect to Common Stock that become exerciseable prior to the Threshold Date, and the Company represents and warrants that is has not previously entered into any such agreement. Nothing in this Agreement shall prohibit the Company from granting registration rights that are exercisable from and after the Threshold Date to any person who becomes an owner of shares of Common Stock after the date hereof (including granting incidental registration rights with respect to any Underwritten Offering required to be made hereunder other than pursuant to
Section 3).

                  (b) If requested by the lead managing underwriter in an Underwritten Offering pursuant to the Shelf Registration Statement, the Company agrees not to effect any registered sales in the public markets of Common Stock for its own account (other than registrations relating to a business combination transaction or an offering solely to employees or directors or pursuant to a dividend reinvestment plan) during the period commencing on the date the Company receives a notice from the Holder pursuant to Section 5(a) and continuing until 90 days after commencement of the Underwritten Offering (or such shorter period as the lead managing underwriter shall request).

         11. Obligations of the Company. Whenever required under this Agreement to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

                  (a) Prepare and file with the Commission a registration statement with respect to such Registrable Securities and use all reasonable efforts to have such registration statement declared effective.



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                  (b) Prepare and file with the Commission such amendments and supplements to such registration statement as may be necessary (i) to update and keep such registration statement effective as provided in Section 11(a) above,
(ii) to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement and (iii) to reflect a modification in the manner of distribution of the Registrable Securities and, to the extent that such distribution is modified to employ an underwriter, to supplement or amend the registration statement in the manner required by such underwriter. Notwithstanding anything else to the contrary contained herein, the Company shall not be required to disclose in any prospectus or any amendment or supplement thereto prepared pursuant to Section 4 or Section 5(a) hereof (x) any confidential information concerning any matter which is the subject of a notice given under Section 11(f) as to which the Company has a bona fide interest in withholding disclosure, or (y) historical financial statements or pro forma financial information required by Regulation S-X of the Commission in connection with a business acquisition or disposition prior to the date when such information would otherwise be required to be filed with the Commission (including extensions pursuant to Item 7(a)(4) of Form 8-K).

                  (c) Furnish to the Holder such numbers of copies of a prospectus, including a preliminary prospectus and any amendments or supplements thereto, in conformity with the requirements of the Securities Act, and such other documents as it may reasonably request in order to facilitate the disposition of Registrable Securities owned by it.

                  (d) Use all reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably requested by the Holder, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions unless it is already subject to such jurisdiction.

                  (e) In the event of any Underwritten Offering or DECS Offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter or underwriters of such offering. The Holder shall also enter into and perform its obligations under such an agreement.

                  (f) Notify the Holder, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which the prospectus is used.

                  (g) Take all such other actions (including, without limitation, causing representatives of the Company to participate in any "road show" or "road shows" in connection with an Underwritten Offering or DECS Offering) as the Holder or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities.

                  (h) In connection with an Underwritten Offering or DECS Offering, obtain a "cold comfort" letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by "cold comfort" letters, as the Holder's counsel or the managing underwriter reasonably request.

                  (i) Cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed.

                  (j) Use reasonable efforts to take all other steps necessary to effect the registration of the Registrable Securities contemplated hereby.

         12. Information by the Holder. The Holder shall furnish to the Company such information regarding the Holder, the shares of Common Stock or other securities of the Company held by it and the distribution proposed by it as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration referred to in this Agreement.

         13. Securities Law Compliance.

                  (a) The Holder covenants that it will comply with the Securities Act and with the Exchange Act with respect to Registrable Securities included in any registration pursuant to this Agreement, recognizing that under certain circumstances set forth in Section 11(f) hereof, the Company may notify the Holder that the registration statement is not then current.

                  (b) The Holder agrees that, immediately upon receipt of a notification as referred to in subparagraph (a) of this Section 13, it will refrain from selling Registrable Securities under the Shelf Registration Statement until (i) subsequently notified by the Company that the Shelf Registration Statement is current or (ii) receipt of a favorable opinion of counsel as hereinbelow provided. The Company agrees that it will consult with the Holder following the giving of any such notification, and that in the event the Holder is of the view that its securities could be sold in compliance with the Securities Act and the Exchange Act without disclosure of the nonpublic information which is the subject of the notification, the parties hereto agree to be bound by an opinion of counsel reasonably satisfactory both to the Holder and to the Company as to whether such sales can be made without violation of the Securities Act or the Exchange Act.

         14. Standoff Agreement. The Holder agrees that, upon request of the lead managing underwriter of any Underwritten Offering of the Company's securities, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Shares (other than those included in such registration), except in a private sale or transfer or pursuant to a tender offer, without the prior written consent of the Company or such underwriter, as the case may be, for such period of time (not to exceed 90 days) from the effective date of such registration as may be requested by the Company or such lead managing underwriter.

         15. Rule 144 Requirements. The Company agrees to:

                  (a) comply with the requirements of Rule 144(c) under the Securities Act with respect to current public information about the Company;

                  (b) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

                  (c) furnish to the Holder upon request (i) a written statement by the Company as to its compliance with the requirements of said Rule 144(c), and the reporting requirements of the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company, and (iii) such other reports and documents of the Company as the Holder may reasonably request to avail itself of any similar rule or regulation of the Commission allowing itself to sell any such securities without registration.

         16. Board Representation. The Company and the Purchaser acknowledge that the nine-member Board of Directors of the Company on the date hereof includes three designees of the Purchaser, and that it is intended that during such time as the Registrable Securities Beneficially Owned by the Purchaser and its Affiliates constitute at least 30%, 20%, or 10%, respectively, of the then outstanding Common Stock, the Purchaser shall be entitled to designate for nomination by the Board of Directors three, two and one director(s), respectively, and to designate a successor in the case of any vacancy resulting from the death, resignation or removal of any such designee prior to the expiration of his or her term.

         17. Voting

                  (a) During the period ending on the date that the Registrable Securities Beneficially Owned by the Purchaser and its Affiliates constitute less than 10% of the then outstanding Common Stock (the "Standstill Period"), the Purchaser shall take such action as may be required so that all Voting Securities owned by the Purchaser and its Affiliates are voted at any annual or special meeting of the stockholders of the Company for the Board of Directors' nominees for election to the Board of Directors of the Company (provided that the Purchaser shall in any case be permitted to vote for its designees to be nominated pursuant to Section 16 hereof).

                  (b) During the Standstill Period, the Purchaser, for itself and its Affiliates, as holders of Voting Securities, agrees to be present, in person or by proxy, at all meetings of stockholders of the Company so that all Voting Securities beneficially owned by them may be counted for the purpose of determining the presence of a quorum at such meetings.

         18. Amendment of Rights Agreement. During the Standstill Period, without the prior written consent of the Purchaser the Company shall not amend the Rights Agreement so as to reduce below 20% the level at which a Person (as defined in the Rights Agreement) shall become an Acquiring Person (as defined in the Rights Agreement).

         19. Notices Under Ancillary Agreements. During the Standstill Period (so long as one designee of Purchaser is a member of the Company Board of Directors), the Company shall provide copies to Purchaser of each written notice sent or received by it under the notice provisions of the Distribution Agreement between Crane Co. and the Company dated December 6, 1999 and the Employee Matters Agreement and Tax Allocation Agreement each between Crane Co. and the Company dated December 16, 1999.

         20. Restrictive Legends.

                  (a) Each certificate representing Shares or any securities issued in respect of the Shares upon any stock split, stock dividend, recapitalization, merger or similar event, shall (unless otherwise permitted by the provisions of Section 2) be stamped with the following legend:

                  THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH SECURITIES MAY NOT BE SOLD, TRANSFERRED OR PLEDGED IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL (WHICH MAY BE COUNSEL FOR THE COMPANY) REASONABLY ACCEPTABLE TO IT STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT.

                  (b) Each certificate representing Shares shall also be stamped with the following legend:

                  THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF AN AGREEMENT BETWEEN THE SHAREHOLDER AND THE COMPANY WHICH INCLUDES CERTAIN RESTRICTIONS ON SALES OF THE SECURITIES. COPIES OF THE AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY.

                  (c) The Holder consents to the Company's making a notation on its records and giving instructions to any transfer agent of the Shares in order to implement the restrictions on transfer established in this Agreement. The legend placed on any certificate pursuant to Section 20(a) and any notations or instructions with respect to the Shares represented by such certificate will be promptly removed, and the Company will promptly issue a certificate without such legend to the Holder (x) if such Shares are registered under the Securities Act in connection with a sale of such securities and a prospectus meeting the requirements of Section 10 of the Securities Act is available, or (y) if the Holder satisfies the requirements of Rule 144(k) and, where deemed necessary by the Company in its sole discretion, provides the Company with an opinion of counsel for the Holder who is, and whose legal opinion shall be, reasonably satisfactory to the Company, to the effect that the Holder meets the requirements of Rule 144(k).

         21. Notices, etc. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered (by hand or courier service) with signed confirmation of receipt, addressed as follows:

                  if to the Purchaser:

                  Rugby PLC
                  Crown House
                  Rugby
                  CV212DT
                  England
                  Attn:  Group Finance Director

                  with a copy to:

                  Paul, Weiss, Rifkind, Wharton & Garrison
                  1285 Avenue of the Americas
                  New York, New York 10019-6064
                  Attention:  Toby S. Myerson, Esq.
                  Facsimile No.: (212) 757-3990

                  if to the Company:

                  Huttig Building Products, Inc.
                  Lakeview Center, Suite 400
                  14500 South Outer Forty Road
                  Chesterfield, Missouri  63017
                  Attn:  Chief Executive Officer

                  with a copy to:  General Counsel

or to such other address of a party of which such party has given notice to the other parties pursuant to this Section.

         22. Nontransferability. It is acknowledged and agreed by the Purchaser that, except as expressly provided in this Agreement, its rights and benefits hereunder may not be assigned or transferred to or held for the benefit of any other person.

         23. Governing Law. This Agreement shall be governed by and construed in accordance with the laws (other than those with respect to choice of law) of the State of Delaware. Each of the parties hereto agrees that all claims in any action or proceeding arising out of or related to this Agreement may be heard and determined in any Delaware state court or federal court sitting in the State of Delaware.

         24. Severability. The provisions of this Agreement are severable, and in the event that any one or more provisions are deemed illegal or unenforceable, the remaining provisions shall remain in full force and effect.

         25. Successors. This Agreement shall be binding upon, shall be enforceable against and shall inure to the benefit of any successor of the Purchaser.

         26. Counterparts. This Agreement may be executed simultaneously in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  [remainder of page intentionally left blank]

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                     HUTTIG BUILDING PRODUCTS, INC.



                                     By: Barry J. Kulpa
                                         -------------------------------------
                                         Barry J. Kulpa
                                         President and Chief Executive Officer


                                     THE RUGBY GROUP PLC


                                     By: James J. Jordan
                                         -------------------------------------
                                         James J. Jordan
                                         Solicitor
                                         Group Legal Manager



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